UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2011

Avatar Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-07395	23-1739078
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Alhambra Circle, Coral Gables, Florida		33134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	1-305-442-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As of April 1, 2011, holders of Avatar’s 4.50% Convertible Senior Notes due 2024 (the "4.50% Notes) had the right to require Avatar to repurchase all or part of the principal amount of their 4.50% Notes. As of April 1, 2011, there was $47,039,000 principal amount of the 4.50% Notes outstanding. Effective April 1, 2011, holders of $41,637,000 principal amount exercised their right to require such repurchase, and Avatar effected payment thereof. Currently, $5,402,000 principal amount of the 4.50% Notes remains outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.

April 5, 2011	By:	Juanita I. Kerrigan

Name: Juanita I. Kerrigan
Title: Vice President and Secretary